SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 4, 2004
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-16725                  42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)


                                 (515) 247-5111
                         (Registrant's telephone number,
                              including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

Investors have asked for additional information regarding Principal Financial Group, Inc.'s operating earnings per diluted share growth rate for 2005, to supplement the information provided by the Company in its August 3, 2004, Item 12 Form 8-K regarding its results of operations and financial condition for the quarter ended June 30, 2004.

As of August 3, 2004, the Company expects 16 to 18 percent growth in operating earnings per diluted share for 2005, compared to estimates as of August 3, 2004 of operating earnings per diluted share ranging from $2.28 to $2.32 for full year 2004. Expectations for 2004 and 2005 are based on certain assumptions, including domestic equity market performance improvement of roughly 2 percent per quarter.

The Company is unable at this time to predict items that could significantly impact net income in 2005, such as changes to accounting standards, litigation, gains or losses from discontinued operations, and net realized/unrealized capital gains or losses. Accordingly, the Company is not providing a growth rate expectation for net income per diluted share for 2005.

This current report contains forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. These statements are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the Company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the Company's annual report on Form 10-K for the year ended December 31, 2003, and in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2004, filed by the Company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; and investment portfolio risks.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By: /S/ THOMAS J. GRAF
                                        ----------------------------------------
                                        Name: Thomas J. Graf
                                        Title: Senior Vice President -
                                               Investor Relations


Date:  August 4, 2004


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